UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

Franklin BSP Capital Corporation

(Exact name of registrant as specified in charter)

Delaware	814-01360	85-2950084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Madison Avenue, Suite 1600 New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2024, FBCC Jupiter Funding, LLC (“FBCC Jupiter”), a wholly-owned subsidiary of Franklin BSP Capital Corporation (the “Company”), entered into the First Amendment to Loan and Security Agreement (the “First Amendment”), which amends the Loan and Security Agreement, dated October 4, 2023 (as amended by the First Amendment, the “FBCC Jupiter Facility”), by and among FBCC Jupiter, as borrower, the Company, as portfolio manager, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent.

The First Amendment, among other things, (i) extends the Reinvestment Period from October 2026 to October 2028, (ii) increases the commitment increase option from total Financing Commitments of up to $800.0 million to total Financing Commitments of up to $1,050.0 million, (iii) increases the Facility Commitments from $400.0 million to $800.0 million, (iv) extends the Scheduled Termination Date from October 2027 to October 2029 and (v) reduces the Applicable Margin from 2.55% to 2.25%.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment attached hereto as Exhibit 10.1.

Item 1.02. Termination of a Material Definitive Agreement.

On December 27, 2024, concurrent with the closing of the First Amendment, FBLC 57th Street Funding LLC (formerly known as BDCA 57th Street Funding, LLC, “57th Street”), a wholly-owned subsidiary of the Company, merged with and into FBCC Jupiter (the “Merger”) pursuant to an Agreement and Plan of Merger, dated as of December 27, 2024 (the “Merger Agreement”), by and between FBCC Jupiter and 57th Street, with FBCC Jupiter surviving the Merger.

Upon consummation of the Merger, the Amended and Restated Loan and Security Agreement, dated as of April 21, 2021, as amended, among 57th Street, as borrower, the Company, as portfolio manager, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent, was terminated and all outstanding obligations were assumed into the FBCC Jupiter Facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	First Amendment to Loan and Security Agreement, dated as of December 27, 2024, by and among FBCC Jupiter Funding, LLC, as borrower, Franklin BSP Capital Corporation, as portfolio manager, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP CAPITAL CORPORATION

Date: January 3, 2025	By:	/s/ Nina K. Baryski
	Name:	Nina K. Baryski
	Title:	Chief Financial Officer and Treasurer

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